EIGHTH AMENDMENT TO REVOLVING
                          ----------------------------
                         CREDIT AND TERM LOAN AGREEMENT
                         ------------------------------


     This Eighth Amendment To Revolving Credit And Term Loan Agreement ("Eighth Amendment") is made by and among TANDYCRAFTS, INC., a Delaware corporation ("Company"), THE DEVELOPMENT ASSOCIATION, INC., a Texas corporation, SAV-ON, INC., a Texas corporation, DAVID JAMES MANUFACTURING, INC., a Texas corporation, BRAND NAME APPAREL, INC., a Texas corporation, PLC LEATHER COMPANY, a Nevada corporation, TANDYARTS, INC., a Nevada corporation, and COLLEGE FLAGS AND MANUFACTURING, INC., a South Carolina corporation (hereinafter collectively referred to as the "Guarantors"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly First Interstate Bank of Texas, N.A.), BANK ONE, TEXAS, N.A. and NBD BANK (collectively, the "Banks") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for the Banks ("Agent"); and

     WHEREAS, the Company, certain of Guarantors and Agent entered into that certain Revolving Credit and Term Loan Agreement dated September 29, 1993 (the "Loan Agreement"); and

     WHEREAS, the Company, certain of Guarantors, certain of Banks and Agent entered into that certain First Amendment to Revolving Credit and Term Loan Agreement dated December 3, 1993 ("First Amendment"); and

     WHEREAS, the Company, the Guarantors, certain of Banks and Agent entered into that certain Second Amendment To Revolving Credit and Term Loan Agreement dated September 26, 1994 ("Second Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Third Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1994 ("Third Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated July 6, 1995 ("Fourth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Fifth Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1995 ("Fifth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Sixth Amendment to Revolving Credit and Term Loan Agreement dated October 31, 1996 ("Sixth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Seventh Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1996 ("Seventh Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent desire to amend the Loan Agreement in certain respects; and

     WHEREAS, capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement unless the context otherwise requires or provides.

     NOW, THEREFORE, it is agreed by and among the Company, Guarantors, Banks and Agent as follows:

                                     I.

     The definition of "Applicable Margin" in Article I of the Loan Agreement is amended to read in its entirety as follows:
          "Applicable Margin" shall mean the percentage set forth below determined by reference to the Funded Debt EBITDA Ratio in effect from time to time:


      Funded Debt          Adjusted InterBank            Unused
     EBITDA Ration                Rate                    Fee
      ------------                ----                     --

          <2.5                     .75                     .225
       2.5 to 3.0                  .875                    .25
       3.0 to 3.0                 1.00                     .25
       3.5 to 4.0                 1.25                     .25
       4.0 to 4.5                 1.75                     .25
          >4.5                    2.00                     .25

                                       2.

     Section 8.19 of the Loan Agreement is amended to read in its entirety as follows:

          8.19 Pledge of Stock. Company agrees to promptly pledge to Agent for the benefit of Banks all of the capital stock of its Subsidiaries in the event of the occurrence of any of the following on or after March 31, 1996: (1) the Funded Debt to EBITDA Ratio is at any time greater than 4.5 to 1.0 prior to May 1, 1997 or is greater than 4.0 to 1.0 on or after May 1, 1997, (2) Company's Account Payable Turndays is greater than forty-five (45) days, or (3) Company fails to comply with Section 9.17 of this Loan Agreement at any time on or after June 30, 1996. In calculating EBITDA for purposes of this
     Section 8.19, the charges in March 1997 for the restructuring of The Development Association, Inc., shall be excluded.

                                       3.

     Sections 9.03 and 9.04 of the Loan Agreement are amended to read in their entirety as follows:

               9.03 Funded Debt to EBITDA. Permit the ratio of Funded Debt to EBITDA to be greater than 4.75 to 1.0 prior to May 1, 1997 or greater than 4.5 to 1.0 thereafter. In calculating EBITDA for purposes of this Section 9.03, the charges in March 1997 for the restructuring of The Development Association Inc. shall be excluded.

               9.04 EBITDA to Interest Expense. Permit the ratio of the sum of EBITDA for the four preceding fiscal quarters to interest expense incurred during the four preceding fiscal quarters to be less than 3.0 to 1.0. In calculating EBITDA for purposes of this
          Section 9.04, the charges in March 1997 for the restructuring of The Development Association, Inc. shall be excluded.

                                       4.

     Company and Guarantors warrant and represent to Banks that no Event of Default exists. By their execution hereof, each of the Guarantors ratify and confirm the terms of the Guaranty Agreement dated August 17, 1994, agree that the Guaranty Agreement shall remain in full force and effect and unconditionally agree that the Guaranty Agreement is enforceable against each of them in accordance with its terms.

                                       5.

     Except as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and this Eighth Amendment, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

                                       6.

     This Eighth Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

                                       7.

     Company agrees to pay all expenses incurred by Agent and Banks in connection with the negotiation and preparation of this Eighth Amendment, including reasonable attorney's fees.

                                       8.

     This Eighth Amendment may be executed in any number of multiple counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                                       9.

     Banks, Company, and Guarantors agree to be bound by the current Arbitration Program of Agent which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

                                      10.

     This Eighth Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                                      11.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG
THE PARTIES.

     Executed to be effective as of March 31, 1997.

                              TANDYCRAFTS, INC., a Delaware
                                          corporation

                              By:  /s/ James D. Allen
                                 --------------------------------
                                   James D. Allen, Executive
                                             Vice President
                                                  COMPANY


                              SAV-ON, INC., a Texas corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              DAVID JAMES MANUFACTURING,
                                        INC., a Texas corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              BRAND NAME APPAREL, INC.
                                   a Texas corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              THE DEVELOPMENT ASSOCIATION,
                                   INC.,
                                   a Texas corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              PLC LEATHER COMPANY,
                                          a Nevada corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              TANDYARTS, INC., a Nevada
                                          corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              COLLEGE FLAGS AND
                              MANUFACTURING, INC.,
                                   a South Carolina corporation,

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                                             GUARANTORS


                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly First Interstate Bank of Texas, N.A.)


                              By:  /s/ John Peloubet
                                 --------------------------------
                                   John Peloubet, Vice President


                              BANK ONE, TEXAS, N.A.

                              By:  /s/ Michael D. Palmer
                                 -------------------------------------
                                   Michael D. Palmer, Senior
                                        Vice President

                              NBD BANK

                              By:  /s/ Jenny Gilpin
                                 --------------------------------
                                   Jenny Gilpin,  Vice President

                                                  BANKS